                     LOOMIS SAYLES AGGRESSIVE GROWTH FUND

Supplement dated November 22, 2006 to the Loomis Sayles Retail Funds Statement
    of Additional Information dated February 1, 2006, as may be revised or supplemented from time to time

At a meeting held on November 17, 2006, the Board of Trustees of Loomis Sayles Funds II approved a change in the name of the Loomis Sayles Aggressive Growth Fund to the Loomis Sayles Mid Cap Growth Fund, effective February 1, 2007.

Effective February 1, 2007, all references to the Loomis Sayles Aggressive Growth Fund are replaced with "Loomis Sayles Mid Cap Growth Fund."

                                                                  M-LSSP65-1106

                     LOOMIS SAYLES SECURITIZED ASSET FUND

 Supplement dated November 22, 2006 to the Statement of Additional Information
  for Loomis Sayles Securitized Asset Fund, dated February 1, 2006, as may be revised and supplemented from time to time

Effective immediately, the following paragraphs are added to the sub-section "Investment Strategies" within the section "Investment Strategies and Risks":

"To Be Announced" Transactions

   In a "to be announced" transaction, the Fund commits to purchase securities for which all specific information is not yet known at the time of the trade. If deemed advisable as a matter of investment strategy, the adviser may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a short-term capital gain or loss.

   Securities purchased on a "to be announced" basis have similar risks to when-issued securities. The Fund will not accrue interest on the security between the time the Fund enters into the commitment and the time the security is delivered. When the Fund buys a security on a "to be announced" basis, it assumes the risks of ownership of the underlying securities. For example, the Fund is subject to the risk that market rates of interest will increase before the time the security is delivered or that the security will otherwise decrease in value. If the Fund has outstanding obligations to purchase securities on a "to be announced" basis, it will designate liquid assets in an amount sufficient to satisfy these obligations.

                                                                  M-LSSP66-1106